UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     November 29, 2006

The Lamson & Sessions Co.

(Exact name of registrant as specified in its charter)

Ohio	001-00313	34-0349210

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25701 Science Park Drive, Cleveland, Ohio		44122-7313

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (216) 464-3400

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.
     On November 29, 2006, the Chief Financial Officer of The Lamson & Sessions Co. (the “Company”) is scheduled to make a presentation at the Friedman, Billings, Ramsey 2006 Investor Conference. During the presentation, the Company intends to present a slide presentation, a copy of which is included as Exhibit 99.1 hereto.
     This Form 8-K and the attached Exhibit are furnished to, but not filed with, the Securities and Exchange Commission.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits:

Number	Exhibit
99.1	Slide presentation to be given on November 29, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LAMSON & SESSIONS CO.
By:	/s/ James J. Abel
	Name:	James J. Abel
	Title:	Executive Vice President, Secretary, Treasurer and Chief Financial Officer

Dated: November 29, 2006

INDEX TO EXHIBITS

Number	Exhibit
99.1	Slide presentation to be given on November 29, 2006.

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